SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
February 27, 2004

Commission File Number 0-25428

MEADOW VALLEY CORPORATION

(Exact name of registrant as specified in its charter)

Nevada	88-0328443
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification Number)

4411 South 40th Street, Suite D-11, Phoenix, AZ	85040
(Address of principal executive offices)	(Zip Code)

(602) 437-5400
(Registrant’s telephone number, including area code)

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.
Item 9. Regulation FD Disclosure (including Disclosure of Results of Operations and Financial Condition provided under Item 12).
SIGNATURES
Exhibit 99.20

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c) Exhibits

99.20                     Press Release dated February 27, 2004

Item 9. Regulation FD Disclosure (including Disclosure of Results of Operations and Financial Condition provided under Item 12).

     The information in this report is furnished pursuant to Item 9, “Regulation FD Disclosure” and Item 12, “Disclosure of Results of Operations and Financial Condition.”

     On February 27, 2004, Meadow Valley Corporation issued a press release announcing its financial results for the fiscal quarter ended and year ended December 31, 2003. A copy of the press release is attached hereto as Exhibit 99.20 and hereby incorporated by reference. The information in this Form 8-K is being furnished under Item 9 and Item 12 and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), or otherwise subject to the liabilities of such section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act as of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEADOW VALLEY CORPORATION
(Registrant)

/s/ Clint Tryon

Clint Tryon Secretary, Treasurer and Principal Accounting Officer

Dated: March 1, 2004